    SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ALTIGEN COMMUNICATIONS, INC.
(Name of Registrant as Specified in its Charter)

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On May 28, 2009, AltiGen Communications, Inc. issued the following press release.

ALTIGEN URGES VOTE ON EQUITY PLAN PROPOSALS

Fremont, CA, May 28, 2009 – AltiGen Communications, Inc. (NASDAQ: ATGN), a leading provider of 100% Microsoft-based VoIP business phone systems and Unified Communications solutions, today acknowledged receipt of a letter, dated May 15, 2009, from one of its stockholders, and published in the media, advocating a “no” vote on the recent proposals presented to AltiGen stockholders:  (i) to adopt a new 2009 Equity Incentive Plan and (ii) to adopt a new 2009 Employee Stock Purchase Plan.

Gilbert Hu, the Chairman of AltiGen’s Board of Directors and its Chief Executive Officer, issued a brief statement in response to the letter on behalf of the Board of Directors.

“During this time of great economic uncertainty, it is critical for AltiGen to be able to provide non-cash, equity based incentives to the AltiGen employees to retain and motivate them to help the company succeed.  Accordingly, the Board of Directors is asking all AltiGen stockholders to vote in favor of the proposals to adopt the 2009 Equity Incentive Plan and the 2009 Employee Stock Purchase Plan.  The company’s employees are one of its greatest assets and a vote in favor of the proposals will empower the company to provide appropriate rewards and incentives to them.  If the proposals are not approved, AltiGen will no longer be able to provide the typical equity compensation to our employees that other technology companies routinely provide to their employees.  As these awards have historically comprised a significant portion of the overall compensation paid to our employees, removing the company's ability to grant these awards is likely to increase the difficulty and actual cash cost associated with attracting and retaining the skilled employees needed to operate the business effectively.”

The May 15, 2009 letter also includes a number of allegations of impropriety which the AltiGen Board of Directors believes to be unfounded and unrelated to the two proposals.  Mr. Hu also addressed those matters in his statement.

“This Board has consistently focused on taking steps designed to enhance and maximize stockholder value, including exploring all alternatives as they became available to us,” Mr. Hu stated.  He continued, “AltiGen’s Board and management team remain open to discussing matters of concern with key AltiGen stakeholders, particularly as corporate governance standards for smaller reporting companies continue to evolve.  However, we believe that that the media does not provide the appropriate forum for addressing such matters.”

In addition, AltiGen announced that the special meeting of stockholders had been postponed to June 18, 2009 at 10 a.m., local time, at 410 East Plumeria Drive, San Jose, CA 95134.  Any AltiGen stockholder of record as of the close of business on April 23, 2009 may vote by attending the special meeting of stockholders in person or by sending in their executed proxy card.  Stockholders who have not yet returned a proxy card, are strongly encouraged to return their proxy card or contact Innisfree M&A Inc., a proxy solicitation firm that is assisting us in the solicitation of proxies, at 888-750-5834. Any stockholder who held shares in "street name" through their broker, bank or other custodian as of the close of business on April 23, 2009, may also contact such broker, bank or other custodian to receive proxy materials and vote their shares. If any stockholder has any questions or needs assistance in voting its shares, they are advised to call Innisfree M&A Inc. at 888-750-5834.

About AltiGen Communications

AltiGen Communications, Inc. (NASDAQ: ATGN) is a leading provider of 100% Microsoft-based VoIP business phone systems and Unified Communications solutions. Having more than 10,000 customers around the world, AltiGen solutions are designed for high reliability, ease of use, seamless integration to Microsoft infrastructure technologies, and are built on a scalable, open standards platform. AltiGen’s worldwide headquarters is in Silicon Valley, California, with international operations based in Shanghai, China. Local sales, service and support are provided by AltiGen’s worldwide network of over 300 certified partners. For more information, call 1-888-ALTIGEN or visit the web site at www.altigen.com.

Additional Information and Where to Find It

In connection with the special meeting of stockholers, AltiGen has filed a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). Investors can obtain free copies of the definitive proxy statement as well as other filed documents containing information about AltiGen at http://www.sec.gov, the SEC’s free internet site. Free copies of AltiGen’s SEC filings are also available on AltiGen’s internet site at http://www.altigen.com.  For more information, call 1-888-ALTIGEN or visit our Web site at http://www.altigen.com.

Participants in the Solicitation

AltiGen and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from AltiGen’s stockholders with respect to the proposed transaction. Information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the proposed transaction.

Forward Looking Statements

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY’S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY’S CONTROL. WORDS SUCH AS “EXPECTS,” “ANTICIPATES,” “TARGETS,” “GOALS,” “PROJECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES,” VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, WITHOUT LIMITATION, THOSE UNCERTAINTIES AND RISKS DISCUSSED IN DETAIL IN “RISK FACTORS,” IN THE COMPANY’S PERIODIC REPORTS ON FORM 10-K AND 10-Q. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

Contact:
Phil McDermott	Todd Kehrli or Jim Byers
Chief Financial Officer	Investor Relations
AltiGen Communications	MKR Group, Inc.
(510) 252-9712	(323) 468-2300
pmcdermott@altigen.com	atgn@mkr-group.com